Retirement benefit schemes	12 Months Ended
Dec. 31, 2022
Disclosure of defined benefit plans [abstract]
Retirement benefit schemes
15 Retirement benefit schemes
The Group operates various funded and unfunded defined benefit schemes, including pension and post-retirement healthcare schemes, and defined contribution pension schemes through its subsidiary undertakings in multiple jurisdictions, with its most significant arrangements being in the U.S., the UK, Canada, Germany, Switzerland and the Netherlands. Together, schemes in these territories account for over 90% of the total underlying obligations of the Group’s defined benefit arrangements and over 70% of the current service cost.
Pension obligations consist mainly of final salary pension schemes which provide benefits to members in the form of a guaranteed level of pension payable for life. The level of benefits provided depends on members’ length of service and their salary in the final years leading up to retirement. In addition, the Group operates several healthcare benefit schemes, of which the most significant are in the U.S. and Canada. The majority of defined benefit schemes allow for the future accrual of benefits. With the exception of arrangements required under local regulations, most of the Group’s arrangements are closed to new entrants.
Benefits provided through defined contribution schemes are charged as an expense as payments fall due. The liabilities arising in respect of defined benefit schemes are determined in accordance with the advice of independent, professionally qualified actuaries, using the projected unit credit method. It is Group policy that all schemes are formally valued at least every three years.
Through its defined benefit pension schemes and healthcare benefit schemes, the Group is exposed to a number of risks, including:
–Asset volatility: The scheme liabilities are calculated using discount rates set by reference to bond yields. If scheme assets underperform this yield, e.g. due to stock market volatility, this may create a deficit. However, most funded schemes hold a proportion of assets which are expected to outperform bonds in the long term, and the majority of schemes by value are subject to local regulation regarding funding deficits. In addition, schemes in the UK and Canada have purchased insurance contracts which exactly match valuation volatility of all or part of the scheme liabilities.
–Changes in bond yields: A decrease in corporate bond yields will increase scheme liabilities, although this will be partially offset by an increase in the value of the schemes’ bond holdings, ‘buy-in’ insurance assets or other hedging instruments.
–Inflation risk: Some of the Group’s pension obligations are linked to inflation, and higher inflation will lead to higher liabilities, although in most cases, caps on the level of inflationary increases are in place in the scheme rules, while some assets and derivatives provide specific inflation protection.
–Life expectancy: The majority of the schemes’ obligations are to provide benefits for the life of the member, so increases in life expectancy will result in an increase in the plans’ liabilities. Assumptions regarding mortality and mortality improvements are regularly reviewed in line with actuarial tables and scheme specific experience.
The Group has an internal body, the Pensions Executive Committee (PEC), that is chaired by the Finance and Transformation Director. The PEC sets and oversees a set of philosophies, policies and practices in respect of post-employment benefits including, but not limited to, design, funding, investment strategy, risk management and governance. It also reviews significant changes to defined benefit schemes in the countries with the most significant liabilities, and defined contribution schemes in the countries with the most significant costs. Significant changes to defined benefit arrangements include scheme closures to future accrual and risk management exercises such as the ‘buy-in’ and ‘buy-out’ transactions referred to below.
A ‘buy-out’ transaction is where a pension scheme derecognises all (or part) of its liabilities, removing it from the balance sheet, by permanently transferring those obligations from the sponsoring employer to a third-party provider and eliminating all further legal or constructive obligation to the pension scheme or to the sponsoring employer. By contrast, with a ‘buy-in’ transaction the scheme liabilities remain on the balance sheet and the sponsoring employer remains responsible for the fulfilment of the pension obligations. However, these obligations are de-risked through the purchase of an insurance product designed to match the underlying cash flows of the pension liability reducing the risks associated with improved longevity and interest and discount rate movements. The Group consequently benefits from the ‘buy-in’ as it reduces the individual scheme’s reliance on the Group for future cash funding requirements.
All of the Group’s arrangements, including funded schemes where formal trusts or equivalents are required, have been developed and are operated in accordance with local practices and regulations where applicable in the countries concerned. Responsibility for the governance of these schemes, including specific investment decisions and funding contribution schedules, generally lies with the trustees, or equivalent bodies, of each arrangement. The trustees will usually consist of representatives appointed by both the sponsoring company and the beneficiaries.
The funded arrangements in the Group have policies on investment management, including strategies over a preferred long-term investment profile, and schemes in certain territories including Canada and the Netherlands manage their bond portfolios to match the weighted average duration of scheme liabilities. In addition, as noted below, certain arrangements in the UK and Canada have been de-risked through the purchase of insurance policies. The majority of funded schemes are subject to local regulations regarding funding requirements. Contributions to defined benefit schemes are determined after consultation with the respective trustees and actuaries of the individual externally funded schemes, and after taking into account regulatory requirements in each territory. The Group’s contributions to funded defined benefit schemes in 2023 in total are expected to be £110 million compared to £74 million in 2022.
U.S.
In the U.S., the main funded pension plan is the Reynolds and Affiliates Pension Plan which was formed at the end of 2022 through a merger of the Reynolds American Retirement Plan (PEP) and the Retirement Income Plan for Certain RAI Affiliates (Affiliates). The only funded healthcare scheme is the Brown & Williamson Tobacco Corporation Welfare & Fringe Benefit Plan. Each of the above were established with corporate trustees that are required to run the plan in accordance with the plan’s rules and to comply with all relevant legislation, including the Employee Retirement Income Security Act of 1974.
The corporate trustees act as custodians with a committee of local management acting in a fiduciary capacity with regard to investment decisions, risk mitigation and administration of the arrangements. Contributions to the various funded plans are agreed with the named fiduciary, scheme actuaries and the committee of local management after taking account of statutory requirements including the Pension Protection Act of 2006, as amended. Through its U.S. subsidiaries, the Group may make significant contributions, either as required by statutory requirements or at the discretion of the Group, with the aim of maintaining a funding status of at least 90% and remaining fully funded in the long term. During 2022, the Group did not contribute to its funded pension and post-retirement plans in the U.S. and does not expect to do so in 2023.
For funded plans in the U.S., the trustees employ a risk mitigation strategy which seeks to balance pension plan returns with a reasonable level of funded status volatility. Based on this framework, the asset allocation has two primary components. The first component is the hedging portfolio, which uses extended duration fixed income holdings (typically U.S. Government and investment grade corporate bonds) and, to a lesser extent, derivatives to match a significant portion of the interest rate risk associated with the benefit obligations, thereby reducing expected funded status volatility. The second component is the return-seeking portfolio, which is designed to enhance portfolio returns. The return-seeking portfolio is broadly diversified across asset classes.
On 7 October 2021, the Group concluded a transaction affecting portions of the membership of the former PEP and former Affiliates plans referred to above, allowing the Group to fully settle portions of its liability by transferring the obligations to the Metropolitan Tower Life Insurance Company in a buy-out. Approximately US$1.9 billion (£1.4 billion) of plan liabilities were removed from the balance sheet, resulting in a settlement gain of £35 million. A further partial buy-out affecting portions of the membership of the former PEP and former Affiliates plans was concluded on 7 June 2022, with approximately US$1.6 billion (£1.3 billion) of plan liabilities removed from the balance sheet, resulting in a settlement gain of £16 million.
At 31 December 2022, the Reynolds and Affiliates Pension Plan was reporting a surplus under IAS 19 in total of £567 million (2021: £463 million). Under the rules of this plan, after assuming the gradual settlement of the plan liabilities over the lives of the arrangements, any surplus would be returnable to the Group in the event of a termination or could otherwise be repurposed for other existing or replacement benefit plans, and accordingly, no surplus restriction has been recognised.
United Kingdom
In the UK, the main pension arrangement is the British American Tobacco UK Pension Fund (UKPF), which is established under trust law and has a corporate trustee that is required to run the scheme in accordance with the UKPF’s Trust Deed and Rules and to comply with the Pension Scheme Act 1993, Pensions Act 1995, Pensions Act 2004 and all other relevant legislation. With effect from 1 July 2020, UKPF was closed to further accrual of benefits with all active members becoming deferred members. A past service credit was recognised on the difference between the salary increase assumption for active members and the inflation assumption for deferred members at the date of the plan amendment and curtailment of benefits.
The formal triennial actuarial valuation of the UKPF was last carried out with an effective date of 31 March 2020. This showed that UKPF had a surplus of £139 million on a Technical Provisions basis, in accordance with the statutory funding objective. The Trustee also has a Long-Term Funding Target to be fully funded on a Solvency Liabilities basis by 2026, and on this basis UKPF had a surplus of £7 million at the valuation date. Under IAS 19, this was reported as a net retirement benefit asset of £143 million (2021: £293 million).
Under the UKPF scheme rules, the Trustee does not have a unilateral power to commence a wind up of UKPF, and the Group has recognised a surplus as an unconditional right to a refund assuming the gradual settlement of the UKPF liabilities over the life of the scheme with any future surplus returnable to the Group at the end of the life of the scheme. The funding commitment is not considered onerous, and no additional liabilities or surplus restrictions have been recognised.
Following the completion of the valuation noted above, the Trustee and the Group agreed a new Schedule of Contributions with an effective date of 5 October 2020. This schedule was subsequently replaced with a new Schedule with an effective date of 30 March 2021, such that the Group made no contributions in 2021 but was committed to pay £18 million in July 2022 and £18 million in July 2023 as contributions towards further de-risking of UKPF’s assets and securing members’ benefits. The Schedule of Contributions was further amended on 8 August 2022 such that the Group would make no contributions in 2022 but would commit to pay £36 million in July 2023. However, the Trustee retained the right to require an interim payment of up to £18 million at any time before 19 August 2023 should it consider this, in all the circumstances, to be necessary and appropriate. Consequently, no contributions were made to UKPF in 2022 or 2021.
On 26 October 2022, the Group entered into an agreement with the Trustee to provide a temporary liquidity facility capped at £40 million for up to two years. The facility will be used for the purposes of providing short-term liquidity for UKPF, should this be necessary, in meeting capital calls in respect of the certain residual investments held by UKPF. Once borrowed and repaid, amounts cannot be redrawn. Interest will accrue on the amounts borrowed under the facility at SONIA plus 2.25% p.a. A commitment charge of 0.56% will be paid by the Trustee. As at 31 December 2022 this facility was undrawn.
As part of its risk management strategy, on 31 May 2019, the UK Trustee entered into a buy-in agreement with Pension Insurance Corporation plc (‘PIC’) to acquire an insurance policy with the intent of matching a specific part of UKPF’s future cash flows arising from the accrued pension liabilities of retired and deferred members and improving the security to the UKPF and its members. On an IAS 19 basis, the subsequent fair value of the insurance policy matches the present value of the liabilities being insured. On 19 May 2021, the
Trustee entered into an agreement with PIC to acquire a second buy-in policy which involved the transfer of £383 million of assets held by UKPF to PIC, and on 26 October 2022, a third and final buy-in policy was acquired with PIC. £198 million of assets were transferred immediately with £35 million of the premium deferred until 2023 and 2024.
As a result of these transactions, approximately 94% of the assets held by UKPF (2021: 84%) are represented by the buy-in contracts, covering 100% of UKPF’s retirement liabilities (2021: 91%). On an IAS 19 basis, the subsequent fair value of the insurance policies matches the present value of the liabilities being insured.
For the residual assets held by UKPF, the current allocation is broadly split as 75% in risk reducing assets and 25% in return seeking assets. The return seeking portfolio is invested in illiquid assets which, in the normal course of events, will wind down naturally over time, with their value being realised as the investments mature. This is consistent with the Trustee’s ultimate target which is to be 100% invested in risk reducing assets or matching assets. Given the strong funding position of UKPF as shown in the 31 March 2020 actuarial valuation, the Trustee will continue to review the investment strategy and may look to increase the proportion of risk-reducing or matching assets, commensurate with their ultimate target to further reduce UKPF’s exposure to asset volatility.
Other territories
Payments made to pensioners by the operating companies in Germany, net of income on scheme assets, are deemed to be company contributions to the Contractual Trust Arrangements and are anticipated to be around £40 million in 2023 and £39 million per annum for the four years after that. Contributions to pension schemes in Canada, Netherlands and Switzerland in total are anticipated to be around £17 million in 2023 and then also around £9 million per annum for the four years after that.
For schemes in the Netherlands reporting surpluses of £46 million (2021: £77 million), these surpluses have been recognised as an unconditional right to a refund assuming the gradual settlement of the pension liabilities over the life of the scheme, with any future surplus returnable to the Group at the end of the life of the scheme, and similarly for the surplus relating to schemes in Germany of £150 million (2021: £nil). For schemes in surplus in Canada of £35 million (2021: £27 million), the economic benefit has been calculated as a combination of the expected level of administration expenses which may be charged to the plan assets in accordance with the plan rules, which economically represents a potential surplus refund, and the value of the employer reserve account as defined in legislation, which represents a potential reduction in contributions on an ongoing basis or a surplus refund at the end of the life of the scheme.
On 2 September 2021, the Group through its Canadian subsidiaries entered into a buy-in agreement with five insurers to acquire insurance policies that operate as assets of its largest Canadian scheme, the Imasco Pension Fund Society Plan (Society Plan), by transferring plan assets of CAD $766 million (£451 million). The transaction was met entirely from the pension plan assets with no further funding required from the Group. The buy-in covered all the Society Plan’s liabilities in relation to pensioners and deferred members as well as the pensions accrued up to 31 December 2021 for active members. The Group consequently benefits from the buy-in as it reduces the Society Plan’s reliance on the Group for future cash funding requirements. For the residual assets, the Society Plan is 100% invested in risk reducing assets, consistent with the Canadian subsidiary’s ultimate de-risking target.
Unfunded arrangements
The majority of benefit payments are from trustee administered funds, however, there are also a number of unfunded schemes where the sponsoring company meets the benefit payment obligation as it falls due, including UK-based Defined Benefit and Defined Contribution Unapproved Unfunded Retirement Benefit Schemes (DB UURBS and DC UURBS respectively). The DC UURBS credits accrued in the year are increased in line with the Company’s Weighted Average Cost of Debt and the scheme is therefore treated as a defined benefit scheme under IAS 19. For unfunded pension schemes in the U.S. and UK, 50% of the liabilities reported at year-end are expected to be settled by the Group within 10 years, 29% between 10 and 20 years, 14% between 20 and 30 years, and 7% thereafter. For unfunded healthcare schemes in the U.S. and Canada, 71% of the liabilities reported at year-end are expected to be settled by the Group within 10 years, 23% between 10 and 20 years, 5% between 20 and 30 years, and 1% thereafter.
The amounts recognised in the balance sheet are determined as follows:

	Pension schemes		Healthcare schemes		Total
	2022 £m	2021 £m	2022 £m	2021 £m	2022 £m	2021 £m
Present value of funded scheme liabilities	(6,310)	(9,859)	(205)	(225)	(6,515)	(10,084)
Fair value of funded scheme assets	7,271	10,644	153	172	7,424	10,816
	961	785	(52)	(53)	909	732
Unrecognised funded scheme surpluses	(61)	(16)	—	—	(61)	(16)
	900	769	(52)	(53)	848	716
Present value of unfunded scheme liabilities	(387)	(555)	(410)	(482)	(797)	(1,037)
	513	214	(462)	(535)	51	(321)

The above net asset/(liability) is recognised in the balance sheet as follows:
– retirement benefit scheme liabilities	(483)	(702)	(466)	(537)	(949)	(1,239)
– retirement benefit scheme assets	996	916	4	2	1,000	918
	513	214	(462)	(535)	51	(321)
The net assets/(liabilities) of funded pension schemes by territory are as follows:

	Liabilities		Assets		Total
	2022 £m	2021 £m	2022 £m	2021 £m	2022 £m	2021 £m
– U.S.	(1,552)	(3,378)	2,046	3,748	494	370
– UK	(2,114)	(3,357)	2,256	3,645	142	288
– Germany	(711)	(913)	861	896	150	(17)
– Canada	(574)	(706)	613	724	39	18
– Netherlands	(693)	(769)	739	846	46	77
– Switzerland	(279)	(317)	308	311	29	(6)
– Rest of Group	(387)	(419)	448	474	61	55
Funded schemes	(6,310)	(9,859)	7,271	10,644	961	785
Of the Group’s unfunded pension schemes, 47% (2021: 57%) relate to arrangements in the UK and 39% (2021: 32%) relate to arrangements in the U.S., while 86% (2021: 85%) of the Group’s unfunded healthcare arrangements relate to arrangements in the U.S.
The amounts recognised in the income statement are as follows:

	Pension schemes		Healthcare schemes		Total
	2022 £m	2021 £m	2022 £m	2021 £m	2022 £m	2021 £m
Defined benefit schemes
Service cost
– current service cost	50	60	1	2	51	62
– past service credit, curtailments and settlements	(14)	(29)	1	—	(13)	(29)
Net interest on the net defined benefit liability
– interest on scheme liabilities	224	226	23	19	247	245
– interest on scheme assets	(240)	(226)	(6)	(5)	(246)	(231)
– interest on unrecognised funded scheme surpluses	1	1	—	—	1	1
	21	32	19	16	40	48
Defined contribution schemes	93	91	—	—	93	91
Total amount recognised in the income statement (note 3)	114	123	19	16	133	139
The above charges are recognised within employee benefit costs in note 3 and include a credit of £9 million in 2022 (2021: £23 million) in respect of settlements, past service costs and defined contribution costs reported as part of the restructuring costs and other adjusting items charged in arriving at profit from operations (note 7). Included in current service cost in 2022 is £13 million (2021: £15 million) of administration costs. Current service cost is stated after netting employee contributions, where applicable.
The movements in scheme liabilities are as follows:

	Pension schemes		Healthcare schemes		Total
	2022 £m	2021 £m	2022 £m	2021 £m	2022 £m	2021 £m
Present value at 1 January	10,414	12,572	707	798	11,121	13,370
Differences on exchange	567	(122)	78	5	645	(117)
Current service cost	50	60	1	2	51	62
Past service (credit)/cost and settlements	(1,308)	(1,426)	1	—	(1,307)	(1,426)
Interest on scheme liabilities	224	226	23	19	247	245
Contributions by scheme members	3	3	—	—	3	3
Benefits paid	(586)	(705)	(59)	(55)	(645)	(760)
Actuarial (gains)/losses
– arising from changes in demographic assumptions	(18)	147	—	3	(18)	150
– arising from changes in financial assumptions	(2,775)	(394)	(145)	(18)	(2,920)	(412)
Experience losses/(gains)	126	53	9	(47)	135	6
Present value at 31 December	6,697	10,414	615	707	7,312	11,121
Changes in financial assumptions principally relate to discount rate movements in both years, offset by changes in inflation. Experience losses/(gains) relates to variations from previous assumptions for inflationary increases for pensions-in-payment and deferred pensions as well as adjustments for membership data. Past service (credit)/cost and settlements in the table above includes amounts relating to the U.S. buy-out transaction in both years.

Scheme liabilities by scheme membership:

	Pension schemes		Healthcare schemes		Total
	2022 £m	2021 £m	2022 £m	2021 £m	2022 £m	2021 £m
Active members	756	1,090	31	41	787	1,131
Deferred members	1,055	1,750	1	1	1,056	1,751
Retired members	4,886	7,574	583	665	5,469	8,239
Present value at 31 December	6,697	10,414	615	707	7,312	11,121
Approximately 95% of scheme liabilities in both years relate to guaranteed benefits.
The movements in funded scheme assets are as follows:

	Pension schemes		Healthcare schemes		Total
	2022 £m	2021 £m	2022 £m	2021 £m	2022 £m	2021 £m
Fair value of scheme assets at 1 January	10,644	12,403	172	173	10,816	12,576
Differences on exchange	606	(116)	21	—	627	(116)
Settlements	(1,294)	(1,397)	—	—	(1,294)	(1,397)
Interest on scheme assets	240	226	6	5	246	231
Company contributions	74	74	—	—	74	74
Contributions by scheme members	3	3	—	—	3	3
Benefits paid	(546)	(668)	(15)	(13)	(561)	(681)
Actuarial (losses)/gains	(2,456)	119	(31)	7	(2,487)	126
Fair value of scheme assets at 31 December	7,271	10,644	153	172	7,424	10,816
The actuarial losses and gains in both years principally relate to movements in the fair values of scheme assets including revaluations on initial recognition and subsequent remeasurement of insurance assets acquired in the buy-in transactions referred to above. Actual returns are stated net of applicable taxes and fund management fees. Past service and settlements in the table above includes amounts relating to the U.S. buy-out transactions in both years.
Scheme assets have been diversified into equities, bonds and other assets and are typically invested via fund investment managers into both pooled and segregated mandates of listed and unlisted equities and bonds.

	Pension schemes		Healthcare schemes		Total
	2022 £m	2021 £m	2022 £m	2021 £m	2022 £m	2021 £m
Equities ‒ listed	623	741	5	6	628	747
Equities ‒ unlisted	756	892	50	65	806	957
Bonds ‒ listed	1,167	1,929	18	5	1,185	1,934
Bonds ‒ unlisted	768	1,924	64	72	832	1,996
Other assets ‒ listed	473	543	7	15	480	558
Other assets ‒ unlisted	3,484	4,615	9	9	3,493	4,624
Fair value of scheme assets at 31 December	7,271	10,644	153	172	7,424	10,816
In the above analysis, investments via equity-based investment funds are shown under listed equities, and investments via bond-based investment funds are shown under listed bonds. Other assets include insurance contracts, cash and other deposits, derivatives and other hedges, recoverable taxes, infrastructure investments and investment property. The fair values of listed scheme assets were derived from observable data including quoted market prices and other market data, including market values of individual segregated investments and of pooled investment funds where quoted.
Insurance policies of £2,453 million (2021: £3,473 million), acquired in buy-in transactions in the UK and Canada are included within ‘other assets-unlisted’ in the table above. The fair value of these assets was estimated as the present value of the underlying obligations covered by the insurance policy and consequently the valuation of these assets at each balance sheet date is subject to the same measurement uncertainty as for the related scheme liabilities. The fair values of other unlisted assets, excluding buy-in insurance policies, were determined using an income approach that utilised cash flow models utilising observable inputs and comparing these valuations to benchmark valuations of similar assets. In addition, the fair value of a proportion of the unlisted bonds is estimated by reference to daily broker auctions.
In the U.S, pension plan assets are invested using active investment strategies and multiple investment management firms. Managers within each asset class cover a range of investment styles and approaches. Allowable investment types include public equity, fixed income, real assets, private equity and hedge funds. The range of allowable investment types utilised for pension assets provides enhanced returns and more widely diversifies the plan.
As noted above, during 2022, 2021 and 2019, the UKPF Trustee acquired insurance policies that operate as a UK Fund investment asset in a buy-in transaction. The residual assets of this fund of £143 million (2021: £586 million) now predominantly consist of cash and a proportion of illiquid investments, such as private equity and infrastructure investments, as well as certain liability-driven investments and absolute return funds.
The recognition of retirement benefit surpluses on the balance sheet is restricted where the economic benefit, in the form of a potential refund or reduction in future contributions, has a present value which is less than the net assets of the scheme. The movements in the unrecognised scheme surpluses, recognised in other comprehensive income, are as follows:

	Pension schemes			Healthcare schemes			Total
	2022 £m	2021 £m	2020 £m	2022 £m	2021 £m	2020 £m	2022 £m	2021 £m	2020 £m
Unrecognised funded scheme surpluses at 1 January	(16)	(16)	(28)	—	—	—	(16)	(16)	(28)
Differences on exchange	(4)	2	3	—	—	—	(4)	2	3
Interest on unrecognised funded scheme surpluses	(1)	(1)	(1)	—	—	—	(1)	(1)	(1)
Movement in year (note 22)	(39)	(1)	10	—	—	—	(39)	(1)	10
Unrecognised funded scheme surpluses at 31 December	(60)	(16)	(16)	—	—	—	(60)	(16)	(16)
The principal actuarial assumptions (weighted to reflect individual scheme differences) used in the following territories are shown below. In both years, discount rates are determined by reference to normal yields on high quality corporate bonds at the balance sheet date.

						2022						2021
	U.S.	UK	Germany	Canada	Netherlands	Switzerland	U.S.	UK	Germany	Canada	Netherlands	Switzerland
Rate of increase in salaries (%)	3.3	Nil	2.5	2.5	1.4	1.5	3.4	—	2.5	2.5	1.4	1.2
Rate of increase in pensions in payment (%)	2.4	3.2	2.3	Nil	2.2	Nil	2.5	3.4	1.8	Nil	1.1	Nil
Rate of increase in deferred pensions (%)	0.1	2.8	2.3	Nil	2.2	—	0.1	3.0	1.8	Nil	1.1	—
Discount rate (%)	5.5	5.0	4.2	5.0	3.7	2.1	3.0	1.8	1.3	2.8	1.0	0.2
General inflation (%)	2.5	3.2	2.3	2.0	2.0	1.2	2.5	3.4	1.8	2.0	2.0	1.0

						2022						2021
	U.S.	UK	Germany	Canada	Netherlands	Switzerland	U.S.	UK	Germany	Canada	Netherlands	Switzerland
Weighted average duration of liabilities (years)	10.7	12.4	10.9	9.0	14.4	10.2	12.3	16.7	13.6	11.0	17.1	13.3
For healthcare inflation in the U.S., the assumption is 7.5% for 2022 (2021: 7.0%) and in Canada, the assumption is 5.0% for both years.
Mortality assumptions are subject to regular review. The principal schemes used the following tables:

U.S.	PRI-2012 mortality tables without collar or amount, projected with MP-2021 generational projection except for a specific group of retired members for which the mortality assumption is 99.5% of the RP-2006 table with white collar adjustment, projected with MP-2021 generational projection (both years)
UK	S3PA (YOB) with the CMI (2021) improvement model with a 1.25% long-term improvement rate (2021: S3PA (YOB) with the CMI (2020) improvement model with a 1.25% long-term improvement rate)
Germany	RT Heubeck 2018 G (both years)
Canada	CPM-2014 Private Table (both years)
Netherlands	AG Prognosetafel 2022 (2021: AG Prognosetafel 2020)
Switzerland
LPP/BVG 2020 base table with CMI projection factors for mortality improvements with a 1.5% long-term improvement rate (2021: LPP/BVG 2020 base table with CMI projection factors for mortality improvements with a 1.5% long-term improvement rate)

Based on the above, the weighted average life expectancy, in years, for mortality tables used to determine benefit obligations is as follows:

	U.S.		UK		Germany		Canada		Netherlands		Switzerland
	Male	Female	Male	Female	Male	Female	Male	Female	Male	Female	Male	Female
31 December 2022
Member age 65 (current life expectancy)	22.1	23.6	22.9	24.2	20.6	24.0	22.0	24.4	21.0	24.4	22.0	23.7
Member age 45 (life expectancy at age 65)	22.2	24.1	24.5	26.0	23.4	26.3	23.0	25.3	23.2	26.3	23.9	25.6
31 December 2021
Member age 65 (current life expectancy)	21.6	23.5	22.9	24.2	20.5	23.9	22.0	24.3	20.7	24.1	21.9	23.6
Member age 45 (life expectancy at age 65)	22.1	24.0	24.5	25.9	23.2	26.2	23.0	25.3	22.8	25.8	23.8	25.5
For the remaining territories, typical assumptions are that real salary increases will be from 0% to 8.0% (2021: 0% to 8.0%) per annum and discount rates will be from 0% to 7.5% (2021: 0% to 11.0%) above inflation. Pension increases, where allowed for, are generally assumed to be in line with inflation. Assumptions of life expectancy are in line with best practice in each territory. For countries where there is not a deep market in such corporate bonds, the yield on government bonds is used.
The valuation of retirement benefit schemes involves judgements about uncertain future events. Sensitivities in respect of the key assumptions used to measure the principal pension schemes as at 31 December 2022 are set out below. These sensitivities show the hypothetical impact of a change in each of the listed assumptions in isolation, with the exception of the sensitivity to inflation which incorporates the impact of certain correlating assumptions such as salary increases and pension increases. While each of these sensitivities holds all other assumptions constant, in practice such assumptions rarely change in isolation, while asset values also change, and the impacts may offset to some extent.

	1 year increase £m	1 year decrease £m	percentage increase £m	percentage decrease £m
Average life expectancy – increase/(decrease) of scheme liabilities	170	(171)
Rate of inflation (+/- 25bps) – increase/(decrease) of scheme liabilities			95	(91)
Discount rate (+/- 50bps) – (decrease)/increase of scheme liabilities			(309)	328
A one percent increase in healthcare inflation would increase healthcare scheme liabilities by £25 million, and a one percent decrease would decrease liabilities by £19 million. The income statement effect of this change in assumption is not material.